                                                                   EXHIBIT D-1-A
                         AFFIDAVIT OF JEROME A. BENKERT
                          VICE PRESIDENT AND CONTROLLER
                              INDIANA ENERGY, INC.

STATE OF INDIANA         )
                         ) ss.
COUNTY OF MARION         )

      JEROME A. BENKERT, being duly sworn, deposes and says:

      1. I am Vice President and Controller of Indiana Energy, Inc., and make this Affidavit on behalf of the corporation pursuant to Section 803.5(b) of the Rules of the Federal Trade Commission under Section 7A of the Clayton Act.

      2. Indiana Energy, Inc. entered into an Agreement and Plan of Merger with SIGCORP, INC. and Vectren Corporation.

      3. Indiana Energy, Inc. has a good faith intention to consummate the transaction as described in the attached Notification and Report forms.

                                     Indiana Energy, Inc.


                                     /s/ Jerome Benkert
                                     -----------------------------
                                     Jerome Benkert
                                     Vice President and Controller

Sworn to before me this
1st day of July, 1999.


/s/ Tammy M Worland
-------------------
Notary Public

(NOTARIAL SEAL)

 NOTARY PUBLIC
    OFFICIAL
     TAMMY
       M
    WORLAND
      SEAL
STATE OF INDIANA

                         AFFIDAVIT OF JEROME A. BENKERT
                          VICE PRESIDENT AND CONTROLLER
                              INDIANA ENERGY, INC.

STATE OF INDIANA         )
                         ) ss.
COUNTY OF MARION         )

      JEROME A. BENKERT, being duly sworn, deposes and says:

      1. I am Vice President and Controller of Indiana Energy, Inc., and make this Affidavit on behalf of the corporation pursuant to Section 803.5(b) of the Rules of the Federal Trade Commission under Section 7A of the Clayton Act.

      2. Indiana Energy, Inc. entered into an Agreement and Plan of Merger with SIGCORP, INC. and Vectren Corporation.

      3. Indiana Energy, Inc. has a good faith intention to consummate the transaction as described in the attached Notification and Report forms.

                                     Indiana Energy, Inc.


                                     /s/ Jerome Benkert
                                     -----------------------------
                                     Jerome Benkert
                                     Vice President and Controller

Sworn to before me this
1st day of July, 1999.


/s/ Tammy M Worland
-------------------
Notary Public

(NOTARIAL SEAL)

 NOTARY PUBLIC
    OFFICIAL
     TAMMY
       M
    WORLAND
      SEAL
STATE OF INDIANA

================================================================================
16 C.F.R. Part 803 Appendix                                      Approved by 0MB
                                                                 3084-0005
NOTIFICATION AND REPORT FORM FOR CERTAIN MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------
                                                           [FOR OFFICE USE ONLY]
                                                           [Transaction Number ]
                                                           [                   ]
Attach the Affidavit required by ss. 803.5 to this page.   [   /  /  /  /  /   ]
                                                           ---------------------
                                                           [     CTO    ETR    ]
                                                           ---------------------

Is this Acquisition a CASH TENDER OFFER?  |_| YES  |X| NO

--------------------------------------------------------------------------------
Do you request Early Termination of the Waiting Period?     |X| YES   |_| NO

================================================================================
ITEM 1

(a) NAME AND HEADQUARTERS ADDRESS OF PERSON FILING NOTIFICATION (ultimate parent entity)

       Indiana Energy, Inc.
       1630 North Meridian Street
       Indianapolis, Indiana 46202-1496

--------------------------------------------------------------------------------
(b)   PERSON FILING NOTIFICATION IS

      |_| an acquiring person    |_| an acquired person    |X|  both

--------------------------------------------------------------------------------
(c)   LIST NAMES OF ULTIMATE PARENT            LIST NAMES OF ULTIMATE PARENT
      ENTITIES OF ALL ACQUIRING PERSONS        ENTITIES OF ALL ACQUIRED PERSONS:

Indiana Energy, Inc.                           SIGCORP, INC.

SIGCORP, INC.                                  Indiana Energy, Inc.

--------------------------------------------------------------------------------
(d)   THIS ACQUISITION IS (put an X in all the boxes that apply)

|_|   an acquisition of assets
|X|   a merger (see ss. 801.2)
|_|   an acquisition subject to ss.801.2(e)
|_|   formation of a joint venture or other
|_|   corporation (see ss. 801.40)
|_|   an acquisition subject to ss. 801.30 (specify type):______________________
|_|   other (specify) __________________________________________________________
|_|   a consolidation (see ss. 801.2)
|_|   an acquisition of voting securities
|_|   a secondary acquisition
|_|   an acquisition subject to ss. 801.31

--------------------------------------------------------------------------------
(e) INDICATE HIGHEST NOTIFICATION THRESHOLD IN ss. 801.1(h) FOR WHICH THIS FORM IS BEING FILED (acquiring person only)

      |_| $15 million          |_| 15%         |_| 25%      |X| 50%

--------------------------------------------------------------------------------
(f)   VALUE OF VOTING SECURITIES                        VALUE OF ASSETS

See, Item 2 (a)                                         Not Applicable

--------------------------------------------------------------------------------
(g)   PUT AN X IN THE APPROPRIATE BOX TO DESCRIBE ENTITY FILING NOTIFICATION

      |X| corporation     |_| partnership    |_| other (specify)________________

--------------------------------------------------------------------------------
(h)   DATA FURNISHED BY

      |_| calendar year   |X| fiscal year (specify period):   10/1   To  09/30
                                                             -------    --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
Indiana Energy, Inc.                                              July 16, 1999
--------------------------------------------------------------------------------

(i) PUT AN X IN THE APPROPRIATE BOX AND GIVE THE NAME AND ADDRESS OF THE ENTITY FILING NOTIFICATION (if other than ultimate parent entity)

      |X| NA  |_| This report is being filed on  |_| This report is being filed
                  behalf of a foreign person         on behalf of the ultimate
                  pursuant to ss. 803.4.             parent entity by another
                                                     entity within the same
                                                     person authorized by it to
                                                     file pursuant to ss.
                                                     803.2(a)

--------------------------------------------------------------------------------
      NAME OF ENTITY FILING NOTIFICATION                  ADDRESS

--------------------------------------------------------------------------------
(j) NAME AND ADDRESS OF ENTITY MAKING ACQUISITION OR WHOSE ASSETS OR VOTING SECURITIES ARE BEING ACQUIRED IF DIFFERENT FROM THE ULTIMATE PARENT ENTITY IDENTIFIED IN ITEM 1(A)

             Not Applicable

--------------------------------------------------------------------------------
      PERCENT OF VOTING SECURITIES HELD BY EACH ENTITY IDENTIFIED IN ITEM 1(a)

      Not Applicable

================================================================================
ITEM 2

2(a)  DESCRIPTION OF ACQUISITION

Acquiring Persons                                     Acquired Persons
-----------------                                     ----------------

Indiana Energy, Inc.                                  SIGCORP, INC.
1630 North Meridian Street                            20 NW Fourth Street
Indianapolis, IN 46202                                Evansville, IN 47741

SIGCORP, INC.                                         Indiana Energy, Inc.
20 NW Fourth Street                                   1630 North Meridian Street
Evansville, IN 47741                                  Indianapolis, IN 46202

      Pursuant to an Agreement and Plan of Merger (the "Agreement") among Indiana Energy, Inc. ("Indiana"), SIGCORP, INC. ("SIGCORP") and Vectren Corporation ("Vectren"), Indiana and SIGCORP will merge with and into Vectren. Vectren, a new corporate entity formed jointly by Indiana and SIGCORP in connection with this transaction, shall be the surviving corporation and will continue to exist under the laws of Indiana. The transaction is a merger of equals and will be effected as a pooling of interests in accordance with GAAP and SEC regulations.

      In accordance with the terms of the Agreement, each share of Indiana common stock will be converted into the right to receive 1 share of Vectren common stock and each share of SIGCORP common stock will be converted into the right to receive 1.333 shares of Vectren common stock. Indiana will merge all of its shares, valued at approximately $672 million, with and into Vectren. SIGCORP will merge all of its shares, valued at $697 million, with and into Vectren. Vectren will be capitalized at approximately $1.4 billion.

      Closing of the transaction is subject to certain conditions, further detailed in Article VIII of the Agreement (hereto attached as HSR Exhibit 1), including expiration or early termination of the requisite waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Consummation of the transaction is scheduled to occur on the second business day immediately following the date on which the last of the conditions is satisfied.

--------------------------------------------------------------------------------
2(b)(i)  ASSETS TO BE ACQUIRED (to be completed only for assets acquisitions)

         Not Applicable

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
Indiana Energy, Inc.                                              July 16, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2(b)(ii)   ASSETS HELD BY ACQUIRING PERSON

           None

--------------------------------------------------------------------------------
2(c)       VOTING SECURITIES TO BE ACQUIRED

           (c)(i) LIST AND DESCRIPTION OF VOTING SECURITIES AND LIST OF NON-VOTING SECURITIES:

                      Indiana will merge all of its voting securities with and into Vectren (See, Item 2(a)). The total value of the Indiana's voting securities is approximately $ 672 million. (As Acquired Party)

                      SIGCORP will merge all of its voting securities with and into Vectren (See, Item 2(a)). The total value of the SIGCORP's voting securities is approximately $ 697 million. (As Acquiring Party)

           (c)(ii)    TOTAL NUMBER OF SHARES OF EACH CLASS OF SECURITY:

                      See, Item 2(c)(i)

           (c)(iii)   TOTAL NUMBER OF SHARES OF EACH CLASS OF SECURITY BEING
                      ACQUIRED:

                      See, Item 2(c)(i)

           (c)(iv)    IDENTITY OF PERSONS ACQUIRING SECURITIES:

                      See, Item 2(c)(i)

           (c)(v)     DOLLAR VALUE OF SECURITIES IN EACH CLASS BEING ACQUIRED:

                      See, Item 2(c)(i)

           (c)(vi) TOTAL NUMBER OF EACH CLASS OF SECURITIES HELD BY ACQUIRING PERSON AS A RESULT OF THE ACQUISITION:

                      See, Item 2(c)(i)

           (c)(vii) PERCENTAGE OF EACH CLASS OF SECURITIES HELD BY ACQUIRING PERSON AS A RESULT OF THE ACQUISITION:

                      See, Item 2(c)(i)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
Indiana Energy, Inc.                                              July 16, 1999
--------------------------------------------------------------------------------

           (c)(viii)  DOLLAR VALUE OF SECURITIES TO BE HELD AS A RESULT OF THE
                      ACQUISITION:

                      See, Item 2(c)(i)

--------------------------------------------------------------------------------
(d) SUBMIT A COPY OF THE MOST RECENT VERSION OF CONTRACT OR AGREEMENT (or letter of intent to merge or acquire)

ATTACHMENT OR REFERENCE NUMBER OF CONTRACT OR AGREEMENT        1
                                                             -----

================================================================================
ITEM 3

ASSETS AND VOTING SECURITIES HELD AS A RESULT OF THE ACQUISITION

            (a)   PERCENTAGE OF ASSETS               Not Applicable
                                                     ---------------------------

            (b)   PERCENTAGE OF VOTING SECURITIES    100%
                                                     ---------------------------

            (c)   AGGREGATE TOTAL VALUE              See, Item 2(a)
                                                     ---------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
Indiana Energy, Inc.                                              July 16, 1999
--------------------------------------------------------------------------------

================================================================================
ITEM 4 Persons filing notification may provide below an optional index of documents required to be submitted by item 4 (see item by item instructions). These documents should not be attached to this page.

4(a)  DOCUMENTS FILED WITH THE UNITED STATES
      SECURITIES AND EXCHANGE COMMISSION.         ATTACHMENT OR REFERENCE NUMBER

      Indiana Energy, Inc. Form 10-K for the                    2
      fiscal year ended September 30, 1998.

      Indiana Energy, Inc. Notice of Annual                     3
      Meeting of Shareholders and Proxy
      Statement dated December 4, 1998

      Indiana Energy, Inc. Form 10-Q for the                    4
      quarterly period ended December 31, 1998

      Indiana Energy, Inc. Form l0-Q for the                    5
      quarterly period ended March 31, 1999

      Indiana Energy, Inc. Form 8-K dated                       6
      October 9, 1998

      Indiana Energy, Inc. Form 8-K dated                       7
      October 12, 1998

      Indiana Energy, Inc. Form 8-K dated                       8
      October 30, 1998

      Indiana Energy, Inc. Form 8-K dated                       9
      January 27, 1999

      Indiana Energy, Inc. Form 8-K dated                       10
      April 22, 1999

      Indiana Energy, Inc. Form 8-K dated                       11
      April 30, 1999

      Indiana Energy, Inc. Form 8-K dated                       12
      June 11, 1999

      Indiana Energy, Inc. Form 8-K dated                       13
      June 14, 1999

      Indiana Gas Company, Inc. Form 10-K for                   14
      the year ended September 30, 1998

      Indiana Gas Company, Inc. Form 10-Q for                   15
      the quarterly period ended December 30, 1998

      Indiana Gas Company, Inc. Form 10-Q for                   16
      the quarterly period ended March 31, 1999

      Indiana Gas Company, Inc. Form 8-K dated                  17
      October 8, 1998

      Indiana Gas Company, Inc. Form 8-K dated                  18
      October 30, 1998

      Indiana Gas Company, Inc. Form 8-K dated                  19
      January 27, 1999

      Indiana Gas Company, Inc. Form 8-K dated                  20
      April 22, 1999

      Indiana Gas Company, Inc. Form 8-K dated                  21
      April 30, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
Indiana Energy, Inc.                                              July 16, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4(b)  ANNUAL REPORTS, ANNUAL AUDIT REPORTS,
      AND REGULARLY PREPARED BALANCE SHEETS.     ATTACHMENT OR REFERENCE NUMBER

      Indiana Energy, Inc. 1998 Annual Report                   22

      CIGMA, LLC Financial Statements prepared                  23
      in August 1998

      ProLiance Energy, LLC Financial Statements                24
      for the years ended August 31, 1998 and 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
Indiana Energy, Inc.                                              July 16, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4(c)  STUDIES, SURVEYS, ANALYSES, AND REPORTS     ATTACHMENT OR REFERENCE NUMBER

      Document entitled "Indiana Energy and                     25
      SIGCORP - Two Strong Companies that Make
      Sense Together" prepared by Judy Wilkinson
      (Abernathy, McGregor & Frank) on or about
      June 12, 1999.

      Handwritten notes of Neil Ellerbrook                      26
      (CEO-Indiana Energy, Inc.) written on
      or about April 20, 1999.

      Customer Service Area Map prepared by                     27
      Abernathy, McGregor & Frank in June 1999.

      "Service Territory Demographics" prepared                 28
      by Paul Baker (COO-Indiana Gas) in May 1999.

      "Revenue Enhancement Summary" prepared by                 29
      Deloitte Consulting on or about June 10, 1999.

      "Strategic Planning Meeting - Draft Agenda                30
      and Meeting Architecture" prepared by Dean
      Machoff (Principal -- CSC Plan Metrics) in
      April 1999.

      "Project Olympus" presentation prepared by                31
      Credit Suisse/First Boston on or about
      June 4, 1999.

      Presentation entitled "Vectren Corporation"               32
      prepared by Abernathy, McGregor & Frank and
      Jeff Whiteside (Director Investor Relations-
      Indiana Energy, Inc.) in June 1999.

      "Strategic Rationale for Olympus" prepared by             33
      Credit Suisse/First Boston on or about
      June 2, 1999.

      "Vectren Corporation" presentation prepared by            34
      Abernathy, McGregor & Frank, Jeff Whiteside
      (Director Investor Relations-Indiana Energy,
      Inc.), Tom Zabor (Vice President Human Resources-
      Indiana Energy, Inc.), Anthony Ard (Senior Vice
      President Corporate Affairs -- Indiana Energy,
      Inc.) and Tim Burke (Secretary/Treasurer -- SIGCORP,
      INC.) in June 1999.

      Indiana Energy/SIGCORP Analyst Conference Call            35
      Script prepared by Jeff Whiteside (Director
      Investor Relations-Indiana Energy, Inc.), on or about June 14, 1999.

      Handwritten notes of Jeff Whiteside (Director             36
      Investor Relations - Indiana Energy, Inc.)
      prepared in June 1999.

      Joint press release prepared by Jeff Whiteside            37
      (Director Investor Relations-Indiana Energy, Inc.),
      Tim Zabor (Vice President Human Resources-Indiana
      Energy, Inc.), Anthony Ard (Senior Vice President
      Corporate Affairs-Indiana Energy, Inc.), Tim Burke
      (Secretary/Treasurer-SIGCORP, INC.), Mary Beth
      Reese (Manager Corporate Communications-SIGCORP,
      INC) and Linda Tiemann (Assistant Secretary --
      SIGCORP, INC.) on or about June 14, 1999.

      "Project Olympus: Board Document" prepared by             38***
      Deloitte Consulting in June 1999.

      "Project Olympus: High-Level Opportunity Assessment"      39***
      prepared by Deloitte Consulting in April 1999.

      "Project Olympus: Additional Opportunities"               40***
      prepared by Deloitte Consulting on or about
      June 1, 1999.

      "Project Olympus -- Preliminary Synergy Analysis"         41***
      prepared by Deloitte Consulting on or about
      June 1, 1999.

      Facsimile from Neil to Andy enclosing meeting             42
      agenda, prepared by Neil Ellerbrook (CEO-Indiana
      Energy, Inc.) an or about April 19, 1999.

      Handwritten notes of Neil Ellerbrook (CEO-Indiana         43
      Energy, Inc.) written on or about June 11, 1999.

      *** Documents reflecting the notation "Draft-
      Privileged and Confidential -- For Internal Use
      Only" were not prepared at the request of counsel
      and do not meet the standards for a claim of legal
      privilege. No privilege is waived by submission of
      these documents.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
Indiana Energy, Inc.                                              July 16, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
================================================================================
ITEM 5 (See the "References" listed in the General Instructions to the Form. Refer to the 1987 edition of the Standard Industrial Classification Manual for the 4-digit (SIC Code) industry codes. Refer to the Numerical List of Manufactured and Mineral Products, 1992 Census of Manufactures and Census of Mineral Industries (MC92-R-1) for the 5-digit product class and 7-digit product codes. Report revenues for the 5-digit and 7-digit codes using the codes in the columns labeled "Product code.")

As Acquiring Party and Acquired Party

5(a)  DOLLAR REVENUES BY INDUSTRY

4-DIGIT INDUSTRY CODE                                         1992 TOTAL
Product code published                DESCRIPTION             DOLLAR REVENUES
----------------------                -----------             ---------------

4923                               Natural Gas Transmission      411,260
                                   and Distribution

6512                               Operators of Nonresidential        10
                                   Buildings

--------------------------------------------------------------------------------
5(b)(i)     DOLLAR REVENUES BY MANUFACTURED PRODUCTS

7-DIGIT PRODUCT CODE                                          1992 TOTAL
Product code published                DESCRIPTION             DOLLAR REVENUES

                  None

--------------------------------------------------------------------------------
5(b)(ii)    PRODUCTS ADDED OR DELETED

DESCRIPTION (7-DIGIT PRODUCT CODE)         ADD    DELETE    YEAR OF CHANGE   TOTAL DOLLAR

None

--------------------------------------------------------------------------------
5(b)(iii) DOLLAR REVENUES BY MANUFACTURED PRODUCT CLASS

5-DIGIT PRODUCT CLASS CODE             DESCRIPTION                / 1998 /
                                                                   ------
Product Code published                                     TOTAL DOLLAR REVENUES
None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
Indiana Energy, Inc.                                              July 16, 1999
--------------------------------------------------------------------------------

================================================================================
5(c)  DOLLAR REVENUES BY NON-MANUFACTURING INDUSTRY

4-DIGIT INDUSTRY                 DESCRIPTION                          / 1998 /
CLASS CODE                                                         TOTAL DOLLAR
                                                                      REVENUES
4911                  Electric Services                                 65,957

4923                  Natural Gas Transmission and Distribution      1,111,301

6512                  Operators of Nonresidential Buildings                472

6799                  Investors, Not Elsewhere Classified                  494

7322                  Adjustments and Collection Services                  330

7359                  Equipment Rental and Leasing, Not Elsewhere           12
                      Classified

7376                  Computer Facilities Management Services           19,167

8721                  Accounting, Auditing, and Bookkeeping              3,506
                      Services

8742                  Management Consulting Services                     3,006

--------------------------------------------------------------------------------
5(d) COMPLETE ONLY IF ACQUISITION IS THE INFORMATION OF A JOINT VENTURE OR OTHER CORPORATION

5(d)(i) NAME AND ADDRESS OF THE JOINT VENTURE OR OTHER CORPORATION

            Not Applicable

5(d)(ii)

      (A) CONTRIBUTIONS THAT EACH PERSON FORMING THE JOINT VENTURE OR OTHER CORPORATION HAS AGREED TO MAKE.

            Not Applicable

      (B)   DESCRIPTION OF ANY CONTRACTS OR AGREEMENTS.

            Not Applicable

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
Indiana Energy, Inc.                                              July 16, 1999
--------------------------------------------------------------------------------

      (C)   DESCRIPTION OF ANY CREDIT GUARANTEES OR OBLIGATIONS.

            Not Applicable

      (D) DESCRIPTION OF CONSIDERATION WHICH EACH PERSON FORMING THE JOINT VENTURE OR OTHER CORPORATION WILL RECEIVE.

            Not Applicable

5(d)(iii) DESCRIPTION OF THE BUSINESS IN WHICH THE JOINT VENTURE OR OTHER
                CORPORATION WILL ENGAGE.

            Not Applicable

5(d)(iv) SOURCE OF DOLLAR REVENUES BY 4-DIGIT SIC CODE (non-manufacturing) AND
                BY 5-DIGIT PRODUCT CLASS (manufacturing).

            Not Applicable

================================================================================
ITEM 6

6(a)  ENTITIES WITHIN PERSON FILING NOTIFICATION

As Acquiring Party and Acquired Party

COUNTRY     COMPANY                                        ADDRESS
-------     -------                                        -------

USA         IEI Services, LLC                              1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         IEI Capital Corp.                              1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         Indiana Gas, Inc.                              1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         Terre Haute Gas Corporation                    1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         Richmond Gas Corporation                       1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         IEI Investments, Inc.                          1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         IGC Energy, Inc.                               1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         ProLiance Energy, LLC                          135 N. Pennsylvania Suite 800
                                                           Indianapolis, IN 46204

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
Indiana Energy, Inc.                                              July 16, 1999
--------------------------------------------------------------------------------

6(a)  ENTITIES WITHIN PERSON FILING NOTIFICATION

As Acquiring Party and Acquired Party

COUNTRY     COMPANY                                        ADDRESS
-------     -------                                        -------
USA         CIGMA, LLC                                     8399 Zionsville Road
                                                           Indianapolis, IN 46268

USA         Reliant Services, LLC                          4902 W. 106th Street
                                                           Zionsville, IN 46077

USA         Indiana Energy Services, Inc.                  1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         Energy Realty, Inc.                            1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         Energy Financial Group, Inc.                   1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         IEI Synfuels, Inc.                             1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         IEI Financial Services, LLC                    1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         Indiana Energy Foundation, Inc.                1630 North Meridian Street
                                                           Indianapolis, IN 46202

USA         Utility Debt Collection, Inc.                  1630 North Meridian Street
                                                           Indianapolis, IN 46202

--------------------------------------------------------------------------------
6(b)  SHAREHOLDERS OF PERSON FILING NOTIFICATION

As Acquiring Party and Acquired Party

ISSUER                  SHAREHOLDER                        NUMBER/CLASS/PERCENT
------                  -----------                        --------------------
Indiana Energy, Inc.    Mari H. George*                    2,741,469/Common/9.12%

Indiana Energy, Inc.    Anton H. George*                   2,465,603/Common/8.2%

Indiana Energy, Inc.    Katherine M. George*               2,172,133/Common/7.23%

Indiana Energy, Inc.    Laura L. George*                   2,465,603/Common/8.2%

Indiana Energy, Inc.    Nancy L. George*                   2,173,184/Common/7.23%

Indiana Energy, Inc.    M. Josephine George*               2,169,193/Common/7.22%

Indiana Energy, Inc.    Hulman & Company                   2,163,247/Common/7.2%

* Included within the number of shares beneficially held by each individual are the shares held by Hulman & Company, 2,163,247 shares. Each individual may be deemed to share voting power or investment power of those shares, due to the position each person holds with respect to Hulman & Company. Some individuals have disclaimed beneficial ownership of certain shares. See, page 2 of the Proxy Statement (Attached hereto as HSR Attachment 3) for more detail regarding beneficial ownership of the Hulman Interests.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
Indiana Energy, Inc.                                              July 16, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6(c)  HOLDINGS OF PERSON FILING NOTIFICATION

          ISSUER                                      NUMBER/CLASS/PERCENT
          ------                                      --------------------
          WeatherWise USA, LLC                        ProLiance Energy, LLC holds a 20% membership
                                                      interest

          Energy Systems Group, LLC                   IGC Energy, Inc. holds a 1/3 membership interest

================================================================================
ITEM 7 DOLLAR REVENUES

As Acquiring Party and Acquired Party

7(a)  4-DIGIT SIC CODE AND DESCRIPTION

      4911 Electric Services

      4923 Natural Gas and Distribution

      6799 Investors, Not Elsewhere Classified

      8742 Management Consulting Services

--------------------------------------------------------------------------------
7(b)  NAME OF EACH PERSON WHICH ALSO DERIVED DOLLAR REVENUES

      4911 SIGCORP, INC.

      4923 SIGCORP, INC.

      6799 SIGCORP, INC.

      8742 SIGCORP, INC.

--------------------------------------------------------------------------------
7(c)  GEOGRAPHIC MARKET INFORMATION

      4911 - ProLiance Energy, LLC derived wholesale electric revenues in the following states; Alabama, Arkansas, Indiana, Louisiana, Mississippi and Ohio. ProLiance services only one retail customer, located in Missouri.

      4923 - ProLiance Energy, LLC derived a combination of retail and wholesale natural gas revenues in the following states; Illinois*, Indiana, Kentucky*, Michigan, Missouri*, Ohio, Tennessee*, and Wisconsin*. Indiana Gas, Inc. derived retail natural gas revenues in Indiana. Utility regulation limits the counties in which Indiana Gas is permitted to operate, more specifically detailed on the Indiana Gas, Inc. tariff sheet (hereto attached as HSR Exhibit 44). Only one county in Indiana, Martin, is common to both SIGECO and Indiana Gas. The firms do not service any common customers in Martin County.

      6799 - Lafayette, Indiana.

      8742 - Indiana. All of IEI's revenues in this code are intracompany.

      * ProLiance has less than 10 customers in each of these states.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
Indiana Energy, Inc.                                              July 16, 1999
--------------------------------------------------------------------------------

================================================================================
ITEM 8 VENDOR-VENDEE RELATIONSHIP

      |X| NO     |_| YES (If yes and you are the vendee, complete the following)

      PRODUCT PURCHASES           VENDOR                         DOLLAR AMOUNT

--------------------------------------------------------------------------------
ITEM 9 PRIOR ACQUISITIONS (to be completed by acquiring person only)

4911 None

4923 None

6799 None

8742 None

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                   DATE

Indiana Energy, Inc.                                               July 1999
--------------------------------------------------------------------------------

ITEM 10 IDENTIFICATION OF PERSON TO CONTACT REGARDING THIS REPORT
--------------------------------------------------------------------------------
10(a) NAME OF CONTACT PERSON                           TITLE OF CONTACT PERSON

      Edward P. Henneberry                             Partner

      Howard T. Rosenblatt                             Partner

--------------------------------------------------------------------------------
FIRM NAME AND BUSINESS ADDRESS                         BUSINESS TELEPHONE NUMBER

      Howrey & Simon
      1299 Pennsylvania Avenue, N.W.                   202-383-6926
      Washington, D.C. 20004                           202-383-7058

--------------------------------------------------------------------------------
10(b) IDENTIFICATION OF AN INDIVIDUAL LOCATED IN THE UNITED STATES DESIGNATED FOR THE LIMITED PURPOSE OF RECEIVING NOTICE OF ISSUANCE OF A REQUEST FOR ADDITIONAL INFORMATION FOR DOCUMENTS. (See ss. 803.20(b)(2)(iii))
--------------------------------------------------------------------------------
NAME                                                   TITLE


--------------------------------------------------------------------------------
ADDRESS                                                BUSINESS TELEPHONE NUMBER


--------------------------------------------------------------------------------
                                  CERTIFICATION
--------------------------------------------------------------------------------
This NOTIFICATION AND REPORT FORM, together with any and all appendices and attachments thereto; was prepared and assembled under my supervision in accordance with instructions issued by the Federal Trade Commission. Subject to the recognition that, where so indicated, reasonable estimates have been made because books and records do not provide the required data, the information is, to the best of my knowledge, true, correct, and complete in accordance with the statute and rules.
--------------------------------------------------------------------------------
NAME (Please print or type)                           TITLE

      Jerome A. Benkert                                Vice President
                                                       Controller

--------------------------------------------------------------------------------
SIGNATURE                                              DATE

      /s/ Jerome A. Benkert                            7-1-99

--------------------------------------------------------------------------------

Subscribed and sworn to before me at the

City of Indianapolis, State of Indiana

this 1st day of July, 1999.

Signature: /s/ Tammy M. Worland
          ------------------------------

My Commission expires: May [ILLEGIBLE], 2000
                      ----------------------

[SEAL]
--------------------------------------------------------------------------------

  NOTARY PUBLIC
    OFFICIAL
 TAMMY M WORLAND
     SEAL
STATE OF INDIANA

--------------------------------------------------------------------------------

                                                                   EXHIBIT D-1-B
                          AFFIDAVIT OF TIMOTHY L. BURKE
                             SECRETARY AND TREASURER
                                  SIGCORP, INC.

STATE OF INDIANA        )
                        ) ss.
COUNTY OF VANDERBURGH   )

      TIMOTHY L. BURKE, being duly sworn, deposes and says:

      1. I am Secretary and Treasurer of SIGCORP, INC., and make this Affidavit on behalf of the corporation pursuant to Section 803.5(b) of the Rules of the Federal Trade Commission under Section 7A of the Clayton Act.

      2. SIGCORP, INC. has entered into an Agreement and Plan of Merger with Indiana Energy, Inc. and Vectren Corporation.

      3. SIGCORP, INC. has a good faith intention to consummate the transaction as described in the attached Notification and Report forms.

                                                     SIGCORP, INC.


                                                     /s/ Timothy L. Burke
                                                     ---------------------------
                                                     Timothy L. Burke
                                                     Secretary and Treasurer

Sworn to before me this
12th day of July, 1999.

/s/ Donna S. Welden
------------------------
Donna S. Welden
Notary Public

(SEAL)

================================================================================
16 C.F.R. Part 803 Appendix                                      Approved by 0MB
                                                                 3084-0005
NOTIFICATION AND REPORT FORM FOR CERTAIN MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------
                                                           [FOR OFFICE USE ONLY]
                                                           [Transaction Number ]
                                                           [                   ]
Attach the Affidavit required by ss. 803.5 to this page.   [   /  /  /  /  /   ]
                                                           ---------------------
                                                           [     CTO    ETR    ]
                                                           ---------------------

Is this Acquisition a CASH TENDER OFFER?  |_| YES  |X| NO

--------------------------------------------------------------------------------
Do you request Early Termination of the Waiting Period?     |X| YES   |_| NO

================================================================================
ITEM 1

(a) NAME AND HEADQUARTERS ADDRESS OF PERSON FILING NOTIFICATION (ultimate parent entity)

       SIGCORP, INC.
       20 NW Fourth Street
       Evansville, IN 47741

--------------------------------------------------------------------------------
(b)   PERSON FILING NOTIFICATION IS

      |_| an acquiring person    |_| an acquired person    |X|  both

--------------------------------------------------------------------------------
(c)   LIST NAMES OF ULTIMATE PARENT LIST       LIST NAMES OF ULTIMATE PARENT
      ENTITIES OF ALL ACQUIRING PERSONS        ENTITIES OF ALL ACQUIRED PERSONS:

SIGCORP, INC.                                  Indiana Energy, Inc.

Indiana Energy, Inc.                           SIGCORP, INC.

--------------------------------------------------------------------------------
(d)   THIS ACQUISITION IS (put an X in all the boxes that apply)

|_|   an acquisition of assets
|X|   a merger (see ss. 801.2)
|_|   an acquisition subject to ss. 801.2(e)
|_|   formation of a joint venture or other
|_|   corporation (see ss. 801.40)
|_|   an acquisition subject to ss. 801.30 (specify type):______________________
|_|   other (specify) __________________________________________________________
|_|   a consolidation (see ss. 801.2)
|_|   an acquisition of voting securities
|_|   a secondary acquisition
|_|   an acquisition subject to ss. 801.31

--------------------------------------------------------------------------------
(e) INDICATE HIGHEST NOTIFICATION THRESHOLD IN ss. 801.1(h) FOR WHICH THIS FORM IS BEING FILED (acquiring person only)

      |_| $15 million          |_| 15%         |_| 25%      |X| 50%

--------------------------------------------------------------------------------
(f)   VALUE OF VOTING SECURITIES                        VALUE OF ASSETS

See, Item 2 (a)                                         Not Applicable

--------------------------------------------------------------------------------
(g)   PUT AN X IN THE APPROPRIATE BOX TO DESCRIBE ENTITY FILING NOTIFICATION

      |X| corporation     |_| partnership    |_| other (specify)________________

--------------------------------------------------------------------------------
(h)   DATA FURNISHED BY

      |X| calendar year   |_| fiscal year (specify period):  _______ To ________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
SIGCORP, INC.                                                     July 16, 1999
--------------------------------------------------------------------------------

(i) PUT AN X IN THE APPROPRIATE BOX AND GIVE THE NAME AND ADDRESS OF THE ENTITY FILING NOTIFICATION (if other than ultimate parent entity)

      |X| NA  |_| This report is being filed on  |_| This report is being filed
                  behalf of a foreign person         on behalf of the ultimate
                  pursuant to ss. 803.4.             parent entity by another
                                                     entity within the same
                                                     person authorized by it to
                                                     file pursuant to ss.
                                                     803.2(a)

--------------------------------------------------------------------------------
      NAME OF ENTITY FILING NOTIFICATION                  ADDRESS

--------------------------------------------------------------------------------
(j) NAME AND ADDRESS OF ENTITY MAKING ACQUISITION OR WHOSE ASSETS OR VOTING SECURITIES ARE BEING ACQUIRED IF DIFFERENT FROM THE ULTIMATE PARENT ENTITY IDENTIFIED IN ITEM 1(A)

             Not Applicable

--------------------------------------------------------------------------------
      PERCENT OF VOTING SECURITIES HELD BY EACH ENTITY IDENTIFIED IN ITEM 1(a)

      Not Applicable

================================================================================
ITEM 2

2(a)  DESCRIPTION OF ACQUISITION

Acquiring Persons                                     Acquired Persons
-----------------                                     ----------------

Indiana Energy, Inc.                                  SIGCORP, INC.
1630 North Meridian Street                            20 NW Fourth Street
Indianapolis, IN 46202                                Evansville, IN 47741

SIGCORP, INC.                                         Indiana Energy, Inc.
20 NW Fourth Street                                   1630 North Meridian Street
Evansville, IN 47741                                  Indianapolis, IN 46202

      Pursuant to an Agreement and Plan of Merger (the "Agreement") among Indiana Energy, Inc. ("Indiana"), SIGCORP, INC. ("SIGCORP") and Vectren Corporation ("Vectren"), Indiana and SIGCORP will merge with and into Vectren. Vectren, a new corporate entity formed jointly by Indiana and SIGCORP in connection with this transaction, shall be the surviving corporation and will continue to exist under the laws of Indiana. The transaction is a merger of equals and will be effected as a pooling of interests in accordance with GAAP and SEC regulations.

      In accordance with the terms of the Agreement, each share of Indiana common stock will be converted into the right to receive 1 share of Vectren common stock and each share of SIGCORP common stock will be converted into the right to receive 1.333 shares of Vectren common stock. Indiana will merge all of its shares, valued at approximately $672 million, with and into Vectren. SIGCORP will merge all of its shares, valued at $697 million, with and into Vectren. Vectren will be capitalized at approximately $1.4 billion.

      Closing of the transaction is subject to certain conditions, further detailed in Article VIII of the Agreement (hereto attached as HSR Exhibit 1), including expiration or early termination of the requisite waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Consummation of the transaction is scheduled to occur on the second business day immediately following the date on which the last of the conditions is satisfied.

--------------------------------------------------------------------------------
2(b)(i)  ASSETS TO BE ACQUIRED (to be completed only for assets acquisitions)

         Not Applicable

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
SIGCORP, INC.                                                     July 16, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2(b)(ii)   ASSETS HELD BY ACQUIRING PERSON

           None

--------------------------------------------------------------------------------
2(c)       VOTING SECURITIES TO BE ACQUIRED

           (c)(i) LIST AND DESCRIPTION OF VOTING SECURITIES AND LIST OF NON-VOTING SECURITIES:

                      SIGCORP will merge all of its voting securities with and into Vectren (See, Item 2(a)). The total value of the SIGCORP's voting securities is approximately $697 million. [As Acquired Party]

                      Indiana will merge all of its voting securities with and into Vectren (See, Item 2(a)). The total value of the Indiana's voting securities is approximately $672 million. [As Acquiring Party]

           (c)(ii)    TOTAL NUMBER OF SHARES OF EACH CLASS OF SECURITY:

                      See, Item 2(c)(i)

           (c)(iii)   TOTAL NUMBER OF SHARES OF EACH CLASS OF SECURITY BEING
                      ACQUIRED:

                      See, Item 2(c)(i)

           (c)(iv)    IDENTITY OF PERSONS ACQUIRING SECURITIES:

                      See, Item 2(c)(i)

           (c)(v)     DOLLAR VALUE OF SECURITIES IN EACH CLASS BEING ACQUIRED:

                      See, Item 2(c)(i)

           (c)(vi) TOTAL NUMBER OF EACH CLASS OF SECURITIES HELD BY ACQUIRING PERSON AS A RESULT OF THE ACQUISITION:

                      See, Item 2(c)(i)

           (c)(vii) PERCENTAGE OF EACH CLASS OF SECURITIES HELD BY ACQUIRING PERSON AS A RESULT OF THE ACQUISITION:

                      See, Item 2(c)(i)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
SIGCORP, INC.                                                     July 16, 1999
--------------------------------------------------------------------------------

           (c)(viii)  DOLLAR VALUE OF SECURITIES TO BE HELD AS A RESULT OF THE
                      ACQUISITION:

                      See, Item 2(c)(i)

--------------------------------------------------------------------------------
(d) SUBMIT A COPY OF THE MOST RECENT VERSION OF CONTRACT OR AGREEMENT (or letter of intent to merge or acquire)

ATTACHMENT OR REFERENCE NUMBER OF CONTRACT OR AGREEMENT        1
                                                             -----

================================================================================
ITEM 3

ASSETS AND VOTING SECURITIES HELD AS A RESULT OF THE ACQUISITION

            (a)   PERCENTAGE OF ASSETS               Not Applicable
                                                     ---------------------------

            (b)   PERCENTAGE OF VOTING SECURITIES    100%
                                                     ---------------------------

            (c)   AGGREGATE TOTAL VALUE              See, Item 2(a)
                                                     ---------------------------

================================================================================
ITEM 4 Persons filing notification may provide below an optional index of documents required to be submitted by item 4 (see item by item instructions). These documents should not be attached to this page.

4(a)  DOCUMENTS FILED WITH THE UNITED STATES
      SECURITIES AND EXCHANGE COMMISSION.         ATTACHMENT OR REFERENCE NUMBER

      SIGCORP, Inc. and Southern Indiana Gas &                  2
      Electric Company Form 10-K for the fiscal year ended December 31, 1998

      SIGCORP, INC. and Southern Indiana Gas &                  3
      Electric Company Proxy Statement

      SIGCORP, INC. and Southern Indiana Gas &                  4
      Electric Company Form 10-Q for the
      quarterly period ended March 31, 1999

      SIGCORP, Inc. Form 8-K dated June 11, 1999                5

--------------------------------------------------------------------------------
4(b)  ANNUAL REPORTS, ANNUAL AUDIT REPORTS,
      AND REGULARLY PREPARED BALANCE SHEETS.     ATTACHMENT OR REFERENCE NUMBER

      SIGCORP, INC. 1998 Annual Report                          6

      Financial and Statistical Information 1998-1999           7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                     DATE
SIGCORP, INC.                                                     July 16, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4(c)  STUDIES, SURVEYS, ANALYSES, AND REPORTS.    ATTACHMENT OR REFERENCE NUMBER

      "Project Olympus - Board Directors                        8***
      Meeting" prepared by Deliotte Consulting in June 1999.

      "Project Olympus - High Level Opportunity                 9***
      Assessment" prepared by Deliotte
      Consulting in April 1999.

      "Project Olympus - Preliminary Synergies                  10***
      Analysis" prepared by Deliotte Consulting on or about June 1, 1999.

      "Project Olympus - Additional                             11***
      Opportunities" prepared by Deliotte
      Consulting on or about June 1, 1999

      Facsimile from Neil to Andy enclosing                     12
      meeting agenda, prepared by Neil
      Ellerbrook (CEO-Indiana Energy, Inc.) on or about April 19, 1999.

      "Project Olympus - Poseidon Board                         13
      Presentation" prepared by Goldman Sachs
      on or about June 7, 1999.

      Document entitled "Indiana Energy and                     14
      SIGCORP - Two Strong Companies that Make
      Sense Together" prepared by Judy Wilkinson
      (Abernathy, McGregor & Frank) on or
      about June 12, 1999.

      Joint press release prepared by Jeff                      15
      Whiteside (Director Investor
      Relations-Indiana Energy, Inc.), Tom Zabor
      (Vice President Human Resources-Indiana
      Energy, Inc.), Anthony Ard (Senior Vice
      President Corporate Affairs-Indiana
      Energy, Inc.), Tim Burke
      (Secretary/Treasurer-SIGCORP, INC.), Mary
      Beth Reese (Manager Corporate
      Communications-SIGCORP, INC) and Linda
      Tiemann (Assistant Secretary - SIGCORP,
      INC.) on or about June 14, 1999.

      "Key Points In Making Contacts And/Or                     16
      Answering Questions Vectren Corporation" prepared by Mary Beth Reese (Manager
      Corporate Communications-SIGCORP, INC) and
      Dick Lynch (SIGCORP, INC.) on or about
      June 13, 1999.

      Indiana Energy/SIGCORP Analyst Conference                 17
      Call Script prepared by Jeff Whiteside
      (Director Investor Relations-Indiana
      Energy, Inc.), on or about June 14, 1999.

      "Vectren Corporation" presentation                        18
      prepared by Abernathy, McGregor & Frank,
      Jeff Whiteside (Director Investor
      Relations- Indiana Energy, Inc.),
      Tom Zabor (Vice President Human
      Resources-Indiana Energy, Inc.), Anthony
      Ard (Senior Vice President Corporate
      Affairs - Indiana Energy, Inc.) and Tim
      Burke (Secretary/Treasurer - SIGCORP,
      INC.) in June 1999.

* * * *   * * * Documents reflecting the notation "Draft-Privileged and
Confidential - For Internal Use Only" were not prepared at the request of counsel and do not meet the standards for a claim of legal privilege. No privilege is waived by submission of these documents.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
SIGCORP, INC.                                                     July 16, 1999
--------------------------------------------------------------------------------

================================================================================
ITEM 5 (See the "References" listed in the General Instructions to the Form. Refer to the 1987 edition of the Standard Industrial Classification Manual for the 4-digit (SIC Code) industry codes. Refer to the Numerical List of Manufactured and Mineral Products, 1992 Census of Manufactures and Census of Mineral Industries (MC92-R-1) for the 5-digit product class and 7-digit product codes. Report revenues for the 5-digit and 7-digit codes using the codes in the columns labeled "Product code.")

5(a)  DOLLAR REVENUES BY INDUSTRY

4-DIGIT INDUSTRY CODE                                           1992 TOTAL
Product code published                DESCRIPTION             DOLLAR REVENUES
----------------------                -----------             ---------------
                                                                 ($000)
As Acquiring Party and Acquired
Party

4911                               Electric Services            243,077

4924                               Natural Gas Distribution      64,623

6799                               Investors, NEC                 1,557

--------------------------------------------------------------------------------
5(b)(i)     DOLLAR REVENUES BY MANUFACTURED PRODUCTS

7-DIGIT PRODUCT CODE                                          1992 TOTAL
Product code published                DESCRIPTION             DOLLAR REVENUES


As Acquiring Party and Acquired
Party
                                       None

--------------------------------------------------------------------------------
5(b)(ii)    PRODUCTS ADDED OR DELETED

DESCRIPTION (7-DIGIT PRODUCT CODE)         ADD    DELETE    YEAR OF CHANGE   TOTAL DOLLAR
                                                                               ($000)
As Acquiring Party and Acquired Party

3299094                                    X                   1994              27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
SIGCORP, INC.                                                     July 16, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5(b)(iii) DOLLAR REVENUES BY MANUFACTURED PRODUCT CLASS

5-DIGIT PRODUCT CLASS CODE             DESCRIPTION                / 1998 /
Product Code published                                     TOTAL DOLLAR REVENUES
                                                                  ($000)
As Acquiring Party and Acquired
Party
32990                  Other Nonmetallic Mineral Products, NEC       27

--------------------------------------------------------------------------------
5(c)  DOLLAR REVENUES BY NON-MANUFACTURING INDUSTRY

4-DIGIT INDUSTRY                 DESCRIPTION                          / 1998 /
CLASS CODE                                                         TOTAL DOLLAR
                                                                      REVENUES
As Acquiring Party and                                                 ($000)
Acquired Party
1221                  Bituminous Coal and Lignite Surface Mining        15,722

4911                  Electric Services                                297,865

4923                  Natural Gas Transmission and Distribution        180,405

4924                  Natural Gas Distribution                          66,801

4939                  Combination Utilities, NEC                           664

5052                  Coal and Other Minerals and Ores                   1,073

6153                  Short-Term Business Credit Institutions,
                      Except Agriculture                                 3,425

6799                  Investors, NEC                                     9,846

8742                  Management Consulting Services                    10,172

--------------------------------------------------------------------------------
5(d) COMPLETE ONLY IF ACQUISITION IS THE INFORMATION OF A JOINT VENTURE OR OTHER CORPORATION

As Acquiring Party and Acquired Party

5(d)(i) NAME AND ADDRESS OF THE JOINT VENTURE OR OTHER CORPORATION

            Not Applicable

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
SIGCORP, INC.                                                     July 16, 1999
--------------------------------------------------------------------------------

5(d)(ii)

      (A) CONTRIBUTIONS THAT EACH PERSON FORMING THE JOINT VENTURE OR OTHER CORPORATION HAS AGREED TO MAKE.

            Not Applicable

      (B)   DESCRIPTION OF ANY CONTRACTS OR AGREEMENTS.

            Not Applicable

      (C)   DESCRIPTION OF ANY CREDIT GUARANTEES OR OBLIGATIONS.

            Not Applicable

      (D) DESCRIPTION OF CONSIDERATION WHICH EACH PERSON FORMING THE JOINT VENTURE OR OTHER CORPORATION WILL RECEIVE.

            Not Applicable

5(d)(iii) DESCRIPTION OF THE BUSINESS IN WHICH THE JOINT VENTURE OR OTHER
                CORPORATION WILL ENGAGE.

            Not Applicable

5(d)(iv) SOURCE OF DOLLAR REVENUES BY 4-DIGIT SIC CODE (non-manufacturing) AND
                BY 5-DIGIT PRODUCT CLASS (manufacturing).

            Not Applicable

================================================================================
ITEM 6

6(a)  ENTITIES WITHIN PERSON FILING NOTIFICATION

As Acquiring Party and Acquired Party

COUNTRY     COMPANY                                        ADDRESS
-------     -------                                        -------

USA         Southern Indiana Gas and Electric Company      20 N.W. Fourth Street
                                                           Evansville, IN 47708

USA         Energy Systems Group, Inc.                     101 Plaza East Blvd
                                                           Evansville, IN 47708

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
SIGCORP, INC.                                                     July 16, 1999
--------------------------------------------------------------------------------

6(a)  ENTITIES WITHIN PERSON FILING NOTIFICATION

As Acquiring Party and Acquired Party

COUNTRY     COMPANY                                        ADDRESS
-------     -------                                        -------
USA         Southern Indiana Minerals, Inc.                8311 Welborn Road
                                                           Mt. Vernon, IN

USA         SIGCORP Energy Services, Inc.                  19 N.W. Fourth Street
                                                           Evansville, IN 47708

USA         SIGCORP Gas Marketing, LLC                     19 N.W. Fourth Street
                                                           Evansville, IN 47708

USA         SIGCORP Gas Marketing, Inc.                    19 N.W. Fourth Street
                                                           Evansville, IN 47708

USA         SIGCORP Capital, Inc.                          19 N.W. Fourth Street
                                                           Evansville, IN 47708

USA         SIGCORP Communication Services, Inc.           20 N.W. John Street
                                                           Evansville, IN 47708

USA         SIGCORP Fuels, Inc.                            329 Main Street
                                                           Evansville, IN 47708

USA         SFI Coal Sales                                 329 Main Street
                                                           Evansville, IN 47708

USA         Cypress Creek Mine, LLC                        329 Main Street
                                                           Evansville, IN 47708

USA         Prosperity Mine, LLC                           329 Main Street
                                                           Evansville, IN 47708

USA         Cypress Creek Mine, Inc.                       329 Main Street
                                                           Evansville, IN 47708

USA         SIGECO Advanced Communications, Inc.           20 N.W. Fourth Street
                                                           Evansville, IN 47708

USA         SIGCORP Power Marketing, Inc.                  20 N.W. Fourth Street
                                                           Evansville, IN 47708

USA         SIGCORP Environmental Services, Inc.           20 N.W. Fourth Street
                                                           Evansville, IN 47708

USA         Air Quality Services, LLC                      427 B Main Street
                                                           Evansville, IN 47708

USA         Southern Indiana Properties, Inc.              100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         SIP-GT, Inc.                                   100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         SIP Diversified Holdings, Inc.                 913 N. Market Street
                                                           Wilmington, DE 19801

USA         Southwest Lease Capital, Inc.                  100 N.W. 2nd Street
                                                           Evansville, IN 47708

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
SIGCORP, INC.                                                     July 16, 1999
--------------------------------------------------------------------------------

6(a)  ENTITIES WITHIN PERSON FILING NOTIFICATION

As Acquiring Party and Acquired Party

COUNTRY     COMPANY                                        ADDRESS
-------     -------                                        -------
USA         SIRO Partners                                  100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         Southern Indiana Joint Ventures, Inc.          100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         MCN Equities, Inc.                             100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         Joint Ventures Affiliated II, Inc.             100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         Martin Lamplighter Investments, L.P.           100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         Lafayette Housing Association, L.P.            100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         House Investments Paragus I, L.P.              100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         House Investments Martz TCF II, L.P.           100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         House Investments - Bradford Run, L.P.         100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         Prestwick Square of Marion, L.P.               100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         Multi-Housing Partners I-IV, L.P.              100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         House Investments Martz TCF I, L.P.            100 N.W. 2nd Street
                                                           Evansville, IN 47708

USA         Pleasant View of Hanover, L.P.                 100 N.W. 2nd Street
                                                           Evansville, IN 47708

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                DATE
SIGCORP, INC.                                                     July 16, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6(b)  SHAREHOLDERS OF PERSON FILING NOTIFICATION

As Acquiring Party and Acquired Party

      ISSUER            SHAREHOLDER                        NUMBER/CLASS/PERCENT
      ------            -----------                        --------------------
      SIGECO            SALKELD & CO                       18,000/Preferred Stock 19.7%
                        P.O. Box 704
                        Church Street Station
                        New York, NY 10008

      SIGECO            IDS Certificate Company
                        C/O IDS Financial Services, Inc.   75,000/Preferred Stock/40.3%
                        3000 IDS Tower 10
                        Minneapolis, MN 55440

      SIGCORP, INC.     Donald A. Rausch                    12,543/Common/5%

      SIGCORP, INC.     Ronald A Reherman                   12,756/Common/5%

      SIGCORP, INC.     Richard W. Shymanski                10,720/Common/5%

      SIGCORP, INC.     Donald E. Smith                     23,078/Common/10%

--------------------------------------------------------------------------------
6(c)  HOLDINGS OF PERSON FILING NOTIFICATION

As Acquiring Party and Acquired Party

          ISSUER                                      NUMBER/CLASS/PERCENT
          ------                                      --------------------
          Energy Systems Group, LLC                   33% Membership Interest

          SIGECOM, LLC                                49% Membership Interest

================================================================================
ITEM 7 DOLLAR REVENUES

As Acquiring Party and Acquired Party

7(a)  4-DIGIT SIC CODE AND DESCRIPTION

      4911 Electric Services

      4923 Natural Gas and Distribution

      6799 Investors, Not Elsewhere Classified

      8742 Management Consulting Services

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME OF PERSON FILING NOTIFICATION                                     DATE
SIGCORP, INC.                                                     July 16, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7(b)  NAME OF EACH PERSON WHICH ALSO DERIVED DOLLAR REVENUES

      4911 Indiana Energy, Inc.

      4923 Indiana Energy, Inc.

      6799 Indiana Energy, Inc.

      8742 Indiana Energy, Inc.

--------------------------------------------------------------------------------
7(c)  GEOGRAPHIC MARKET INFORMATION

      4911 SIGECO provided retail electric services in the following counties in Indiana; Posey, Vanderburgh, Warrick, Spencer, Gibson and Pike. Wholesale electric revenues were derived in the following states; Alabama, California, Indiana, Kentucky, Massachusetts, Ohio, South Dakota and Texas.

      4923 SIGCORP Energy Services derived retail natural gas revenues in the following states; Colorado, Florida, Georgia, Illinois*, Indiana, Kentucky, Massachusetts*, Michigan*, Minnesota*, Mississippi*, Nebraska*, New Jersey*, New York*, Ohio, Pennsylvania and Tennessee. Utility regulations limit the counties in which SIGECO is permitted to operate. In Indiana, SIGECO provides retail gas service in the following counties; Posey, Vanderburgh, Warrick, Spencer, Pike, Gibson, Knox, Davies and Martin. Only one county in Indiana, Martin, is common to both SIGECO and Indiana Gas. The firms do not service any common customers in Martin County.

      SIGCORP Energy Services derived wholesale natural gas revenues in the following states; Colorado, Connecticut, Florida, Georgia, Illinois, Indiana, Kentucky, Michigan, Mississippi, Nebraska, New Jersey, New York, Ohio, Oklahoma, Pennsylvania, South Carolina, Tennessee, Texas, Virginia, Wisconsin and West Virginia.

      6799 Delaware, Illinois, Indiana, Kentucky, Massachusetts, Ohio and Utah

      8742 California, Georgia, Hawaii, Illinois, Indiana, Iowa, Minnesota, Missouri, New York, Ohio, Oregon, Texas and Washington.

      * SIGCORP has less than ten customers in each state.

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ITEM 8 VENDOR-VENDEE RELATIONSHIP

As Acquiring Party and Acquired Party

      |X| NO     |_| YES (If yes and you are the vendee, complete the following)

      PRODUCT PURCHASES           VENDOR                         DOLLAR AMOUNT

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ITEM 9 PRIOR ACQUISITIONS (to be completed by acquiring person only)

As Acquiring Party

4911 None

4923 None

6799 None

8742 None

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                                       12

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NAME OF PERSON FILING NOTIFICATION                                  DATE
SIGCORP, INC.                                                       July 1999
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ITEM 10 IDENTIFICATION OF PERSON TO CONTACT REGARDING THIS REPORT
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10(a) NAME OF CONTACT PERSON                          TITLE OF CONTACT PERSON

      Edward P. Henneberry                            Partner
      Howard T. Rosenblatt                            Partner

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FIRM NAME AND BUSINESS ADDRESS                        BUSINESS TELEPHONE NUMBER

      Howrey & Simon
      1299 Pennsylvania Avenue, N.W.                  202-383-6926
      Washington, D.C. 20004                          202-383-7058

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10(b) IDENTIFICATION OF AN INDIVIDUAL LOCATED IN THE UNITED STATES DESIGNATED
FOR THE LIMITED PURPOSE OF RECEIVING NOTICE OF ISSUANCE OF A REQUEST FOR ADDITIONAL INFORMATION FOR DOCUMENTS. (See ss. 803.20(b)(2)(iii))
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NAME                                                  TITLE

Timothy L. Burke                                      Secretary / Treasurer

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ADDRESS                                               BUSINESS TELEPHONE NUMBER

20 NW Fourth Street                                   (812) 465-4136
Evansville, Indiana 47708                             (812) 464-4554 (Fax)

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                                  CERTIFICATION
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This NOTIFICATION AND REPORT FORM, together with any and all appendices and attachments thereto; was prepared and assembled under my supervision in accordance with instructions issued by the Federal Trade Commission. Subject to the recognition that, where so indicated, reasonable estimates have been made because books and records do not provide the required data, the information is, to the best of my knowledge, true, correct, and complete in accordance with the statute and rules.
--------------------------------------------------------------------------------
NAME (Please print or type)                           TITLE

      Timothy L. Burke                                Secretary / Treasurer

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SIGNATURE                                             DATE

      /s/ Timothy L. Burke                            July 12, 1999

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Subscribed and sworn to before me at the

City of Evansville, State of Indiana

this 12th day of July, 1999.

Signature: /s/ Donna S. Welden
           ------------------------------
           Donna S. Welden, Notary Public

My Commission expires: 11/29/2000
                       ------------------
[SEAL]
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